THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

655 Broad Street

Newark, New Jersey 07102

October 22, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: 497 Filing for The Prudential Investment Portfolios, Inc.

Registration numbers 033-61997 and 811-07343

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated October 16, 2019 (SEC accession number 0001683863-19-002536), to the currently effective Prospectus for PGIM Jennison Equity Opportunity Fund. The purpose of the filing is to submit the 497 filing dated October 16, 2019 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman
Vice President & Corporate Counsel